[Sonesta letterhead]

      [Sonesta logo] SONESTA INTERNATIONAL HOTELS CORPORATION
                             200 CLARENDON STREET
                         BOSTON, MASSACHUSETTS 02116

                                                                April 17, 1996

To Our Stockholders:

   You are cordially invited to attend the Annual Meeting of Stockholders to be held on May 22, 1996 at 9:00 in the morning, notice of which is enclosed. The Meeting will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts. I hope that as many stockholders as possible will attend.

   Please date and sign the enclosed Proxy and return it in the accompanying envelope. This will not prevent you from voting in person at the Meeting if you so desire, in which case you may revoke your Proxy at that time. By returning your signed Proxy now, you can be sure that your vote will be counted even if you are not able to attend the Meeting. If you have received Proxies as both a Common Stock and Preferred Stock owner, please sign, date and return both Proxies.

   The Annual Report of the Company for 1995 is being forwarded to stockholders together with this Notice and Proxy Statement; however, any stockholder who wishes to receive another copy of this report or the Company's Form 10-K may obtain one, without charge, by writing to the Secretary of the Company at the above address.

                                 Roger P. Sonnabend
                                  Chairman of the Board

                              [Sonesta letterhead]

      [Sonesta logo] SONESTA INTERNATIONAL HOTELS CORPORATION
                             200 CLARENDON STREET
                         BOSTON, MASSACHUSETTS 02116

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

To the Stockholders of
Sonesta International Hotels Corporation:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sonesta International Hotels Corporation (the "Company"), will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts on May 22, 1996 at 9:00 a.m. for the following purposes.

Matter No.

   1. To elect a Board of Directors.

   2. To ratify the appointment of Ernst & Young as independent auditors for the year 1996.

   3. To consider and transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

   Holders of Preferred and Common Stock are entitled to vote on Matter No. 1 as set forth in the accompanying Proxy Statement; only the holders of Common Stock may vote on the other matters.

   Stockholders of record at the close of business on April 15, 1996 are entitled to notice of and to vote at the Meeting.

                                 By Order of the Board of Directors,

                                        Peter J. Sonnabend
                                         Secretary

Dated: April 17, 1996

                                PROXY STATEMENT

Solicitation of Proxies

  The accompanying Proxy is solicited by the Board of Directors of the Company. All shares represented by the accompanying Proxy will be voted in accordance with the specified choice of the stockholders. In the absence of directions, the Proxy will be voted for the election of the nominees for Directors named in this Proxy Statement, and for the ratification of the appointment of Ernst & Young as independent auditors for the year 1996. The Proxy may be revoked at any time before it is exercised by notifying the Company in writing at the address listed on the Notice of Annual Meeting of Stockholders, Attention--Office of the Secretary; or by voting in person at the Meeting.

   All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit Proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward Proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket and clerical disbursements in connection therewith. This Proxy Statement and accompanying Proxy are first being mailed to stockholders on or about April 20, 1996.

Outstanding Voting Securities and Voting Rights

  The outstanding voting securities of the Company as of April 1, 1996 consisted of 2,067,281 shares of Common Stock and 10,697 shares of Preferred Stock. Only stockholders of record at the close of business on April 15, 1996 will be entitled to vote. Stockholders are entitled to one vote per share. In connection with the election of Directors, holders of Preferred Stock as a class elect two Directors and holders of Common Stock as a class elect the remaining Directors. All stockholders have cumulative voting rights with respect to the election of Directors, which means that within each class a stockholder's total vote (number of shares held multiplied by the number of Directors to be elected by that class) may be cast entirely for one nominee or distributed among two or more nominees. The Board of Directors is soliciting discretionary authority to cumulate votes. The vote of the holders of a majority of the Common Stock voting at the Meeting will be sufficient to take action on matters other than the election of Directors. Holders of Preferred Stock are not entitled to vote on any matter other than the election of Directors.

   Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for Director. In accordance with New York State law, such abstentions are not counted in determining the votes cast in connection with the selection of auditors or the election of one or more of the nominees for Director.

                            1. ELECTION OF DIRECTORS

The persons named in the accompanying Proxy, unless otherwise instructed, intend to vote shares of Common Stock in favor of the election as Directors for the ensuing year of the Common Stock Nominees named below and to vote shares of Preferred Stock in favor of the election as Directors for the ensuing year of the Preferred Stock Nominees named below, and will be entitled to vote cumulatively in respect of any such nominees. In case any of those named should become unavailable to serve, it is intended that votes may be cast for a substitute. The Board of Directors of the Company has no reason to believe the persons named will be unable or decline to serve if elected.

                                                                             Owned Beneficially as of
Common Stock Nominees                                                            April 1, 1996(1)
                                                                            --------------------------
                                                                             Shares and    Shares and
                                                                             Percent of    Percent of
                                                                             Preferred       Common
                   Name, Age and Principal Occupation                         Stock(2)      Stock(3)
 ------------------------------------------------------------------------    ----------   ------------
George S. Abrams                        Age 63; Director since May, 1995;
  Attorney
    and Director and Trustee of several organizations..................           None       57,285(4)
                                                                                              (2.8%)
    Mr. Abrams has been an attorney with the law firm Winer and Abrams,
  Boston, Massachusetts for more than 20 years. He formerly served as
  General Counsel and Staff Director of the United States Judiciary
  Subcommittee on Refugees. Mr. Abrams is a Director of Viacom, Inc.,
  where he is a Chairman of the Audit Committee, and of National
  Amusements, Inc. Mr. Abrams also serves as a trustee and on the
  Visiting Committees of a number of cultural, arts-related and educational institutions, including the Museum of Fine Arts, in Boston, and the Harvard University Art Museums.

Vernon R. Alden                        Age: 72; Director since May, 1978;
    Director and Trustee of several organizations .....................           None        2,819
                                                                                               (.1%)
    Mr. Alden was Chairman of the Board and Executive Committee of The
  Boston Company, Inc., a financial services company, from 1969 to
  1978.He was President of Ohio University from 1962 to 1969. Mr. Alden is a Director of Augat Inc., Colgate-Palmolive Company, Digital
  Equipment Corporation and Intermet Corporation. He is also Independent
  General Partner of three ML-Lee Acquisition Funds and trustee of several cultural and educational organizations. Mr. Alden is Chairman of the Japan Society of Boston and the Honorary Consul General for the
  Royal Kingdom of Thailand, in Boston.

                                      2

                                                                            Owned Beneficially as of
Common Stock Nominees                                                            April 1, 1996(1)
                                                                            --------------------------
                                                                             Shares and    Shares and
                                                                             Percent of    Percent of
                                                                             Preferred       Common
                   Name, Age and Principal Occupation                         Stock(2)      Stock(3)
 ------------------------------------------------------------------------    ----------   ------------

Joseph L. Bower                        Age: 57; Director since May, 1984;
    Donald Kirk David Professor of Business Administration, Harvard
    Business School ................................................            None             200
                                                                                               (Less
                                                                                               than
                                                                                               .1%)
    Mr. Bower has been a member of the faculty of the Harvard Business
  School since l963 and has served as Senior Associate Dean and is currently Chairman of the Doctoral Programs and Director of Research.
  Mr. Bower is a Director of ANIKA Research, Inc., Brown Group, Inc., The
  ML-Lee Acquisition Funds, New America High Income Fund, and is a
  trustee of the New England Conservatory of Music and DeCordova and Dana
  Museum and Park. He has published extensively on strategy, organization, and the relation of business and government.

Lawrence M. Levinson               Age: 77; Director since January, 1973;
    Partner, Burns & Levinson, Attorneys at Law (Boston, Massachusetts)..       None           1,500
                                                                                               (Less
                                                                                               than
                                                                                               .1%)
    Mr. Levinson graduated from Harvard College in 1939 and, after serving in the United States Army, from Harvard Law School in 1947. He serves as a Director of Arrow Automotive Industries, Inc. and
  Independent Bank Corp., and an Honorary Director of Rockland Trust
  Company. He also serves as a director, trustee, officer and/or counsel for various other corporation and charitable organizations.

Peter J. Sonnabend (8)(9)              Age: 42; Director since May, 1995;
    Vice Chairman and Secretary, Sonesta International Hotels
    Corporation....................................................            2,000(5)      104,112
                                                                               (18.7%)         (5%)
    After graduating from Wesleyan University and Boston University
  School of Law, Mr. Sonnabend practiced law with the Boston law firm of
  Winer and Abrams from 1980 to 1987. In March 1987, he joined the
  Company as Vice President and Assistant Secretary and, in May 1987,
  became Vice President and Secretary. He also represents the Company as
  General Counsel. Mr. Sonnabend serves as a Director of Hub Data, Inc.
  and is also involved in professional, cultural and community organizations.

                                      3

                                                                            Owned Beneficially as of
Common Stock Nominees                                                            April 1, 1996(1)
                                                                            --------------------------
                                                                             Shares and    Shares and
                                                                             Percent of    Percent of
                                                                             Preferred       Common
                   Name, Age and Principal Occupation                         Stock(2)      Stock(3)
 ------------------------------------------------------------------------    ----------   ------------
Roger P. Sonnabend (6)(8)              Age: 70; Director since May, 1959;
    Chairman of the Board and Chief Executive Officer, Sonesta
    International Hotels   Corporation ...............................         2,000(5)      559,084
                                                                               (18.7%)        (27.0%)
    Mr. Sonnabend, a graduate of the Massachusetts Institute of
  Technology and Harvard Business School, became a Vice President of the
  Company in 1956 after ten years of hotel managerial experience.
  Subsequently, he was Executive Vice President and from 1963 to 1970 was
  President of the Company. Since June, 1970, Mr. Sonnabend has been
  Chairman of the Board and from January, 1978 until November, 1983 he also held the office of President. He is involved with many professional, business, community and educational institutions.

Stephanie Sonnabend (8) (10)       Age: 43; Director since January, 1996;
    President, Sonesta International Hotels Corporation................        2,000(5)      100,008
                                                                               (18.7%)        (4.8%)
    Ms. Sonnabend graduated from Harvard-Radcliffe College in 1975 and
  The Sloan School of Management, MIT in 1979. She joined the company in
  1979 and held various managerial positions including Vice President of
  Sales, Vice President of Marketing, and Executive Vice President. In
  January 1996, she became President of the Company. Ms. Sonnabend serves on the Board of Trustees of Radcliffe College and the Board of
  Directors of the Cambridge Chamber of Commerce.

Jean C. Tempel (6) (8) Age: 53; Director since September, 1995;
    General Partner, TL Ventures.....................................           None            None

    During 1991, Ms. Tempel was a consultant for Safeguard Scientifics,
  Inc., a Philadelphia-based NYSE technology company. She became
  President and COO in January, 1992. In November, 1993, she returned to
  Boston and became a General Partner, TL Ventures, the Safeguard affiliated venture capital firm. She also serves as a Director of Cambridge Technology Partners, Inc., Centocor, Inc., and the Scudder mutual funds and is a Director of several private companies and not for profit organizations.

                                                                                    Owned Beneficially as of
Preferred Stock Nominees                                                               April 1, 1996 (1)
                                                                                     ----------------------
                                                                                     Shares and  Shares and
                                                                                     Percent of  Percent of
                                                                                     Preferred     Common
               Name, Age and Principal Occupation                                     Stock(2)    Stock (3)
- - - - - ---------------------------------------------------------------------------------     --------   ----------
Paul Sonnabend (6)(8)                         Age: 68; Director since June, 1961;
    Chairman of the Executive Committee and Chief Financial Officer, Sonesta
      International Hotels Corporation.......................................          2,000(5)   502,014
                                                                                      (18.7%)      (24.3%)
    Mr. Sonnabend graduated in 1950 from Cornell University School of Hotel
  Administration after serving in the U.S. Naval Reserve. He was President of the
  Company from 1970 to 1977. In May, 1980, Mr. Sonnabend became Vice Chairman of the Board, a position he held until November, 1983 when he reassumed the
  Presidency of the Company. Mr. Sonnabend is active in many community projects.

Stephen Sonnabend (6)(8)                     Age: 64; Director since April, 1964;
    Senior Vice President, Sonesta International Hotels Corporation.............       2,000(5)   210,310
                                                                                      (18.7%)      (10.2%)
    Mr. Sonnabend has served as General Manager of the Royal Sonesta Hotel in
  Cambridge and the Sonesta Beach Resort in Key Biscayne. In 1970 he became
  Senior Vice President of the Company and serves as President of the Sonesta
  Beach Hotel in Key Biscayne, Florida.

- - - - - ----------------------
(1) Shares are considered beneficially owned for the purposes of this Proxy Statement if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within sixty (60) days.

(2) As of April 1, 1996 the nominees listed in the table above owned an aggregate of 2,000 shares of the Company's Preferred Stock, representing 18.7% of that class of equity securities.

(3) As of April 1, 1996 the nominees listed in the table above beneficially owned an aggregate of 1,313,624 shares of the Company's Common Stock, representing 63% of that class of equity securities.

(4) Of these shares, 56,000 are held as a Trustee of several trusts for the benefit of Paul Sonnabend's children and grandchildren; 42,000 of these shares are deemed to be beneficially owned by Paul Sonnabend and 24,500 of these shares are deemed to be beneficially owned by Peter J. Sonnabend.

(5) Constitutes the 2,000 shares of Preferred Stock owned by the Sonnabend Foundation, a charitable trust established by the Sonnabends. See Note 2 on page 14.

 (6) Roger, Paul and Stephen Sonnabend are brothers.

 (7) By virtue of his stock ownership interest and position with the Company, he may be deemed to control (or be in common control with other stockholders of) the Company within the meaning of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

 (8) See Note 2 on page 13.

 (9) Peter J. Sonnabend is the son of Paul Sonnabend, who is deemed to be the beneficial owner of 71,700 shares of the common stock owned by Peter J. Sonnabend.

(10) Stephanie Sonnabend is the daughter of Roger P. Sonnabend, who is deemed to be the beneficial owner of 96,008 shares of the Common Stock owned by Stephanie Sonnabend.

Committees of the Board of Directors

  The Company's Board of Directors has an Audit Committee consisting of Messrs. Alden, Bower and Levinson. Mr. Alden serves as Chairman of this Committee, which meets periodically with the Company's management and independent public accountants to assure that they are carrying out their responsibilities.

   The Company's Board of Directors has an Executive Committee consisting of Messrs. Levinson, Bower, Paul Sonnabend, and Roger P. Sonnabend. Mr. Paul Sonnabend serves as Chairman of this Committee. The Committee has the authority, except as proscribed by law, to exercise the powers of the Directors in the management of the business affairs and property of the Company during the intervals between the meetings of the Board.

   The Company's Board of Directors has a Nominating Committee consisting of Messrs. Bower, Alden, and Paul Sonnabend. Mr. Bower serves as Chairman of this Committee. The functions of this Committee include consideration of the composition of the Board and recommendation of individuals for election as Directors of the Company. The Nominating Committee will consider nominees recommended by security holders provided such nominations are made pursuant to the Company's By-laws and applicable law.

   The Company's Board of Directors has a Compensation Committee consisting of Messrs. Alden, Bower, Levinson, and Ms. Tempel. Mr. Bower serves as Chairman of this Committee, which meets periodically to review and consider the appropriateness of the compensation of the Company's management.

Directors' Attendance and Fees

  Directors who are not salaried employees of the Company receive annual compensation of $12,000, plus an attendance fee of $600 per meeting.

   During 1995 there were six meetings of the Board of Directors, one meeting of the Compensation Committee, one meeting of the Audit Committee, and one meeting of the Nominating Committee. The Executive Committee did not meet during 1995. Each of the nominees attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which such Directors served during 1995.

Executive Compensation

  Set forth below is the compensation paid and/or accrued by the Company and its subsidiaries for services in all capacities for the last three completed fiscal years to or for the benefit of the CEO and each of its four other most highly compensated executive officers whose aggregate cash compensation exceeded $100,000.

Summary Compensation Table

                                                 Annual Compensation
                                      ----------------------------------------
             Name & Principal                                     Other Annual
                 Position             Year    Salary    Bonus*    Compensation
 ------------------------------------  ---    -------    -----   -------------
Roger P. Sonnabend                    1995   $418,374   72,136        NONE
Chief Executive Officer               1994    402,283   79,169
                                      1993    386,811   83,897

Paul Sonnabend                        1995    396,158   68,305        NONE
President                             1994    380,922   74,965
                                      1993    366,272   87,429

Stephen Sonnabend                     1995    280,395   48,346        NONE
Senior Vice President                 1994    269,611   53,059
                                      1993    230,396   62,157

Hans U. Wandfluh                      1995    192,400   48,100        NONE
Vice President; President & General   1994    185,000   46,250
Manager, Royal Sonesta Hotel,         1993    170,200   42,500
New Orleans

Jacqueline Sonnabend                  1995    156,000   26,894        NONE
Vice President--Human Resources       1994    150,000   29,520
                                      1993    137,700   32,869

Peter J. Sonnabend                    1995    156,000   26,894        NONE
Vice President and Secretary          1994    150,000   29,520
                                      1993    137,700   32,869

Stephanie Sonnabend                   1995    156,000   26,894        NONE
                                      1993    137,700   32,869

                                         Long Term Compensation
                                  --------------------------------------
                                  Securities
             Name & Principal      Underlying     LTIP**    All Other
                 Position         Options/SAR's  Payouts  Compensation
 -------------------------------  -------------  -------  --------------
Roger P. Sonnabend                    NONE         NONE       NONE
Chief Executive Officer

Paul Sonnabend                        NONE         NONE       NONE
President

Stephen Sonnabend                     NONE         NONE       NONE
Senior Vice President

Hans U. Wandfluh                      NONE         NONE       NONE
Vice President; President
& General Manager,
Royal Sonesta Hotel,
New Orleans
Jacqueline Sonnabend                  NONE         NONE       NONE
Vice President--Human Resources

Peter J. Sonnabend                    NONE         NONE       NONE
Vice President and Secretary

Stephanie Sonnabend                   NONE         NONE       NONE
- - - - - ----------------------
 * These bonuses were paid under the Company's incentive compensation plan. (See p.8)
** Long Term Incentive Plan

Agreements with Executives

  The Company entered into Restated Employment Agreements with Roger P. Sonnabend, Paul Sonnabend, and Stephen Sonnabend, effective as of January 1, 1992, and amended and updated in November 1995 (Paul) and March 1996 (Roger, Stephen), which replaced Restated Employment Agreements dated January 1, 1984, at annual base salaries of at least $418,374, $396,158, and $280,395, respectively. The current terms end December 31, 1996, but are automatically renewed for successive one year terms unless terminated by either party. Upon the death of any of such executives, the Company has undertaken to continue payments to their respective "Beneficiary" (as defined in the Agreement) in an amount equal to fifty percent (50%) of the applicable base salary as of the date of death, for a period of four years following death. Under separate agreements, dated December 31, 1991, and amended and updated in November 1995
(Paul) and March 1996 (Roger, Stephen), the Company has agreed that in the event of the permanent and total disability of Roger P. Sonnabend, Paul Sonnabend or Stephen Sonnabend while in the employ of the Company, the Company will continue payments to such executive in an amount equal to fifty percent (50%) of the applicable base salary at the date of disability, for a period of four years following the disability; and if death occurs during disability, for the balance of the four-year period, to the executive's spouse, estate or other designated beneficiary.

Incentive Compensation Plan

  The Company has an incentive compensation plan under which pre-tax profit thresholds are established at the beginning of each year for certain of its hotels. Once the profit threshold is reached at a hotel, key employees of that hotel are entitled to receive a bonus equal to 3% of their annual salary, and 10% of any profits in excess of the threshold are shared proportionally by the same group. Additionally, key employees of each hotel may receive a bonus of up to two percentage points based on an evaluation of that hotel's performance in the areas of personal service and hotel physical appearance. Executive Office key employees, including officers of the Company, are entitled to receive incentive payments of that percentage of their salary which equals the average (as a percentage of salaries) of all incentive payments made to certain hotel key employees as a group.

Pension Plan

  The Company has an I.R.S. qualified defined benefit pension plan which covers all non-union salaried employees at its Executive Offices and its hotels in Boston (Cambridge) and New Orleans. All officers and Directors who are full-time employees of the Company are covered under this plan. Benefits under the plan are based on the average compensation for the highest sixty consecutive months of service during employment, reduced proportionately for each year of service less than twenty-seven (full service period). The plan provides for integration with 50% of the primary Social Security benefit, reduced proportionately for each year of service less than twenty-seven. It provides for a normal retirement age of 65 and an early retirement age of 55 with five years of service. Benefits become vested at normal retirement age or upon the completion of five years of service. Thus, the Company is unable to ascertain the benefits which may accrue to its Directors and/or officers since the benefits are based on variable factors.

   The following table sets forth a range of estimated annual retirement benefits under the plan upon retirement at age 65.

PENSION PLAN TABLE

          Average
  Annual Compensation for                    Years of Service
       Highest Sixty      -----------------------------------------------------
    Consecutive Months           15        20        25       30*        35*
- - - - - --------------------------    --------  --------  --------   -------- ---------
         $125,000              30,576    40,767    50,959    55,036     55,036
          150,000              37,520    50,027    62,533    67,536     67,536
          175,000              44,464    59,286    74,107    80,036     80,036
          200,000              51,409    68,545    85,681    92,536     92,536
          225,000              58,353    77,805    97,256   105,036    105,036
          250,000              65,298    87,064   108,830   117,536    117,536
          300,000              79,187   105,582   120,000   120,000    120,000
          350,000              93,076   120,000   120,000   120,000    120,000
          400,000             106,965   120,000   120,000   120,000    120,000
          450,000             120,000   120,000   120,000   120,000    120,000
          500,000             120,000   120,000   120,000   120,000    120,000

*The maximum benefit under the Company's Pension Plan is based on 27 years of service.

   The above benefits are calculated on a straight-life annuity basis and after deducting a portion of Social Security benefits, as described above.

   For 1995 the maximum benefit allowable under the Employee Retirement Income Security Act of 1974 is $120,000.

   Each of Roger, Paul and Stephen Sonnabend has the maximum number of years of credited service under the pension plan (27 years). Of the other individuals named in the Summary Compensation Table on page 7, Hans Wandfluh has 23 years of credited service, and Jacqueline, Peter and Stephanie Sonnabend have 12, 9 and 17 years of accredited service, respectively.

Compensation Committee Report on Executive Compensation

  In considering executive compensation, the Compensation Committee, which is comprised entirely of non-management directors, reviews Management's recommendations regarding executive compensation in light of numerous factors, including changes in the cost of living, job responsibilities, job performance, the compensation awarded to executives holding similar positions in other companies of comparable size and complexity to the Company, and the financial capacity of the Company. Generally, in 1995, executive salaries, including that of the chief executive officer, increased 4% over 1994 levels.

   The Compensation Committee's consideration of the chief executive officer's compensation is consistent with that of other Company executives. For 1995, the Compensation Committee considered, in particular, as noted above, increases in the cost of living and the strong performance of the Company's owned hotel in Boston (Cambridge) and its leased hotel in New Orleans. The Compensation Committee believes that the compensation established in January 1995 for the CEO for that year was appropriate in light of the following: that in 1994 the Company's Boston (Cambridge) and New Orleans hotels achieved record results; that all Company-operated hotels and resorts performed better in 1994 than in 1993; that the Company successfully opened a new 250-room resort in Sharm el Sheikh, Egypt; that the Company was preparing to open a new 243-room hotel in New Orleans; and that the Company had entered into partnership agreements, in December 1994, to create new hotels in Costa Rica and in New York City.

   In addition to base salary, the chief executive officer and other executive officers of the Company can earn annual bonuses under the Company's incentive compensation plan (as further described elsewhere in this Proxy) based on hotel operating results and an evaluation of each of the Company's hotels' performance in areas of personal service and physical appearance by an independent "shopping" service. These bonuses were also taken into consideration by the Compensation Committee in reviewing the chief executive and other executive officers' total annual compensation packages.

   In reviewing the compensation paid to the chief executive officer and other executive officers the Compensation Committee also considered that the Company has entered into Restated Employment Agreements with the chief executive officer, the president and the senior vice president which set annual base salaries for those executive officers. (The Restated Employment Agreements are further described in this Proxy in the section captioned "Executive Compensation".)

   The Compensation Committee also took note of the fact that the Company has not awarded stock options to any of the executive officers since 1987. Stock options have not been deemed a necessary part of the Company's compensation arrangements for several years and, in fact, the Company's incentive stock option plan and all options outstanding thereunder expired in 1992.

   Submitted by the Compensation Committee.

   Vernon R. Alden, Joseph L. Bower, Chairman, Lawrence M. Levinson, and Jean
   C. Tempel.

Performance Graph

  The following graph compares the annual percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market (US Companies) and the NASDAQ Hotels and Motels for the five-year period commencing December 31, 1990 and ending December 31, 1995.

                Comparison of Five Year-Cumulative Total Returns
                            Performance Graph for
                   Sonesta International Hotels Corporation

Prepared by the Center for Research in Security Prices
Produced on 03/28/96 including data to 12/29/95

*********************************[LINE CHART]**********************************
                                    Legend

                       CRSP Total Returns
       Symbol             Index for:            12/31/90  12/31/91  12/31/92  12/31/93  12/30/94  12/29/95
- - - - - --------------------  ----------------------    --------  --------  --------  --------  --------  --------
[straight line with    Sonesta International
square dot]            Hotels Corporation       100.0    143.7    125.2    205.8     236.3     169.1

[3-dots/1-dash line    Nasdaq Stock Market
with star dot]         (US Companies)           100.0    160.5    186.9    214.5     209.7     296.5

[dashed line with      NASDAQ Stocks
triangle dot]          (SIC 7010-7019 US +
                       Foreign Hotels and
                       Motels)                  100.0     96.8    103.7     98.6      80.1      86.4

Notes:

    A. The lines represent annual index levels derived from compounded daily returns that include all dividends.

    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

    C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

    D. The index level for all series was set to $100.0 on 12/31/90.

    E. Methodology for calculating the company index was changed at request to accommodate a one-day suspension
*******************************************************************************

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee of the Company's Board of Directors consisted of Vernon R. Alden, Joseph L. Bower, and Lawrence M. Levinson throughout 1995. Jean C. Tempel joined the Committee in September, 1995.

Certain Relationships/Transactions

  Mr. George S. Abrams, a Director of the Company, performed legal services for the Company during 1995 and 1996.

   The law firm of Burns & Levinson, of which Mr. Lawrence M. Levinson, a Director of the Company, is a partner, performed legal services for the Company during 1995 and 1996.

   The Company has purchased artwork for its hotels and executive offices from Obelisk Gallery, Inc., a corporation owned by Mrs. Roger Sonnabend. Purchases from January 1, 1995 through March 1, 1996 have totaled $187,718 including $166,724 on behalf of managed hotels. The Company believes that the prices paid for such artwork are at least as favorable to the Company as would have been obtained from unrelated parties.

                            PRINCIPAL STOCKHOLDERS

   The following tables set forth certain information as of April 1, 1996 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and more than 5% of the Company's Preferred Stock.

                                 COMMON STOCK

                                           Number of Shares
Name and Address                             Beneficially       Percent
of Beneficial Owner                            Owned (1)       of Class
- - - - - ---------------------------------------     ----------------   ---------
Alan M. Sonnabend (2).................         114,883 (3)        5.6%
c/o Sonesta Beach Resort
350 Ocean Drive
Key Biscayne, FL 33149

Paul Sonnabend (2) ...................         502,014           24.2%
200 Clarendon Street
Boston, MA 02116

Peter J. Sonnabend (2)................         104,112 (4)        5.0%
200 Clarendon Street
Boston, MA 02116

Roger P. Sonnabend (2)................         562,084           27.1%
200 Clarendon Street
Boston, MA 02116

                                           Number of Shares
Name and Address                             Beneficially       Percent
of Beneficial Owner                            Owned (1)       of Class
- - - - - ---------------------------------------     ----------------   ---------
Stephen Sonnabend (2).................         217,810           10.5%
200 Clarendon Street
Boston, MA 02116

All executive officers
and Directors as a group
(16 persons including
those noted above) ...................       1,324,324           64.1%

Marvin C. Schwartz (3)................         144,500            7.0%
c/o Neuberger & Berman
605 Third Avenue
New York, New York 10158-3698
- - - - - --------------
(1) See note 1 on Page 5.

(2) 1,224,908 shares of the Company's Common Stock are subject to the Sonnabend Voting Trust Agreement dated August 1, 1984, as amended in December, 1984. The voting trust terminates on December 31, 2000, or at such time as there are fewer than two trustees. The present trustees are Messrs. Roger, Paul and Stephen Sonnabend; any two trustees have the power to vote the shares in their discretion unless otherwise directed by the holders of a majority of the beneficial owners of the shares. The trustees and fourteen other members of the Sonnabend family are the record owners of these shares.

(3) Of these shares, 109,883 are deemed to be benefically owned by Roger P. Sonnabend.

(4) Of these shares, 71,700 are deemed to be beneficially owned by Paul
    Sonnabend.

(5) Marvin C. Schwartz has the sole power to dispose of 18,500 shares and has shared dispositive power with regard to 115,500 shares. Mr. Schwartz has sole voting power with regard to 18,500 shares and does not have shared voting power over any shares.

                                PREFERRED STOCK

                                         Number of Shares
Name and Address                           Beneficially       Percent
of Beneficial Owner                          Owned (1)       of Class
- - - - - ----------------------------------------- ----------------   ---------
Paul Sonnabend, Stephanie Sonnabend
   and Peter J. Sonnabend, as holders of
   the voting rights in the Sonnabend
   Foundation (2) ........................    2,000           18.7%

All executive officers and Directors
as a group (16 persons including
  above)..................................    2,000           18.7%
- - - - - ----------------------

(1) See note 1 on Page 5.

(2) On April 1, 1996 members of the Sonnabend family, including Roger P. Sonnabend, Paul Sonnabend, Stephanie Sonnabend, Stephen Sonnabend and Peter J. Sonnabend, owned beneficially 2,000 shares of Preferred Stock, all of which was owned beneficially by the Sonnabend Foundation, a charitable trust established by the Sonnabends.

   Jacqueline Sonnabend and Hans U. Wandfluh, who are referenced in the Summary Compensation Table on Page 7, are the beneficial owners of the following amounts of Common Stock: Jacqueline Sonnabend: 91,408 shares; Hans
U. Wandfluh: 4,000 shares. Neither of such persons is the beneficial owner of Preferred Stock.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The persons named in the accompanying Proxy intend, unless otherwise instructed, to vote shares of Common Stock for Ernst & Young as independent auditors for the Company for the year 1996. The appointment of this firm has been made by the Board of Directors of the Company upon recommendation of its Audit Committee, subject to stockholder ratification. Until 1979, Arthur Young & Company, which merged with Ernst & Whinney during 1989 to form Ernst & Young, had acted as independent auditors for the Company for many years and was reappointed in 1985.

   Ernst & Young is an internationally recognized firm of independent auditors. This firm has considerable experience in the hotel industry and has offices in all locations in which the Company operates. In the opinion of the Board of Directors of the Company, Ernst & Young is fully qualified to act as independent auditors for the Company.

   The Audit Committee has previously reviewed and approved the scope of the annual audit by the Company's independent public accountants. The Committee also reviews all services and fees at the end of each annual audit.

   A representative of Ernst & Young is expected to be present at the Meeting and will have an opportunity to make a statement and is to be available to respond to stockholders' questions.

                            STOCKHOLDER PROPOSALS

   Proposals of stockholders intending to be presented at the next Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934 and must be received at the principal executive offices of the Company, 200 Clarendon Street, Boston, Massachusetts 02116 not later than February 1, 1997.

                                 MISCELLANEOUS

   The Board of Directors does not know of any matters, other than those discussed in this Proxy Statement, which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                 By Order of the Board of Directors

                                        Peter J. Sonnabend
                                           Secretary

Dated: April 17, 1996

   The Board of Directors hopes that all stockholders will attend the Meeting. In the meantime, you are requested to execute the accompanying Proxy and return it in the enclosed envelope. Stockholders who attend the Meeting may vote their stock personally even though they have sent in their Proxies.

COMMON PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

             PROXY For Annual Meeting of Stockholders--May 22, 1996
                    Sonesta International Hotels Corporation
                  200 Clarendon Street, Boston, Massachusetts

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the COMMON STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 22, 1996 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 17, 1996.

                   (Continued and to be SIGNED on other side)

                   [triangle] FOLD AND DETACH HERE [triangle]

The undersigned hereby instructs said proxies to vote
1. ELECTION OF DIRECTORS: G. Abrams, V. Alden, J. Bower, L. Levinson, P.J. Sonnabend, R. Sonnabend, S. Sonnabend, J. Tempel

FOR all nominees    WITHHOLD       (INSTRUCTION: To withhold authority to vote
listed above        AUTHORITY      for any individual nominee, write that
(except as marked   to vote for    nominee's name on the line provided below.)
to the contrary)    all nominees
                    listed above
                                   ____________________________________________
   [ ]                 [ ]

2. Ratification of Ernst & Young as independent   3. On such other business as
   accountants of the Company for the year 1996.     may properly come before
                                                     the meeting or any
                                                     adjournment(s) thereof.
     FOR  AGAINST   ABSTAIN

     [ ]    [ ]       [ ]     UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE
                              VOTED FOR PROPOSALS NO. 1 AND NO. 2.

                              Date ______________________________________, 1996

                              _________________________________________________

                              _________________________________________________
                                             Signature(s)
|                             Please sign exactly as your name or names appear
|                             hereon. Joint owners should sign personally.
|                             Corporate proxies should be signed by authorized
|______                       officer, and have seal affixed and attested.

                 PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

                   [triangle] FOLD AND DETACH HERE [triangle]

PREFERRED PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

             PROXY For Annual Meeting of Stockholders--May 22, 1996
                    Sonesta International Hotels Corporation
                  200 Clarendon Street, Boston, Massachusetts

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the 5% CUMULATIVE PREFERRED STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 22, 1996 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 17, 1996.

                   (Continued and to be SIGNED on other side)

                   [triangle] FOLD AND DETACH HERE [triangle]

The undersigned hereby instructs said proxies to vote
1. ELECTION OF DIRECTORS: P. Sonnabend, S. Sonnabend

FOR all nominees    WITHHOLD       (INSTRUCTION: To withhold authority to vote
listed above        AUTHORITY      for any individual nominee, write that
(except as marked   to vote for    nominee's name on the line provided below.)
to the contrary)    all nominees
                    listed above
                                   ____________________________________________
   [ ]                 [ ]

2. On such other business as may properly come before the meeting or any adjournment(s) thereof.

                              UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

                              Date ______________________________________, 1996

                              _________________________________________________

                              _________________________________________________
                                             Signature(s)
|                             Please sign exactly as your name or names appear
|                             hereon. Joint owners should sign personally.
|                             Corporate proxies should be signed by authorized
|______                       officer, and have seal affixed and attested.

                 PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

                   [triangle] FOLD AND DETACH HERE [triangle]